UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

September 20, 2005

Date of Report (Date of earliest event reported)

Integrated Device Technology, Inc.

(Exact name of registrant as specified in charter)

Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6024 Silver Creek Valley Road, San Jose, California, 95138

(Address of principal executive offices) (Zip Code)

(408) 284-8200

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On September 26, 2005, Integrated Device Technology, Inc., a Delaware corporation (“IDT”) issued a press release announcing that IDT had exercised an option to purchase, and consummated the purchase of, the timing solutions business of Freescale Semiconductor, Inc., a Delaware corporation (“Freescale”). Prior to the close of IDT’s merger with Integrated Circuit Systems, Inc., a Pennsylvania corporation (“ICS”), ICS acquired this purchase option and entered into a 10-year cross-licensing agreement with Freescale. Upon consummation of the purchase, IDT acquired Freescale’s timing solutions assets and agreed to serve as Freescale’s preferred timing solutions provider. Among other agreements entered into in connection with the purchase, IDT and Freescale entered into a long-term foundry agreement related to the acquired Freescale products. Following the consummation of the purchase, the Freescale timing solutions team will be integrated with IDT’s design team in Tempe, Arizona.

A copy of the press release is attached hereto as Exhibit 99.1.

Forward-Looking Statements. This report contains, in addition to statements of historical fact, certain forward-looking statements. These forward-looking statements relate to the business, financial performance, results of operations, product development, commercialization efforts or other operations of IDT and involve risk and uncertainty. Actual results could differ from those currently anticipated due to a number of factors, including those mentioned in documents filed with the Securities and Exchange Commission by IDT. Forward-looking statements are based on information available to management at the time, and they involve judgments and estimates. These statements reflect only management’s current expectations. Important factors that could cause actual results to differ materially from the forward-looking statements made or incorporated by reference in this report are discussed in IDT’s most recent Annual Report on Form 10-K and IDT’s Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. If one or more of these risks or uncertainties materialize, or if any underlying assumptions prove incorrect, IDT’s actual results, performance or achievements may vary materially from any future results, performance or achievements expressed or implied by these forward-looking statements. IDT assumes no responsibility to update any forward-looking statements as a result of new information or future developments.

Item 9.01 Exhibits.

The following exhibit is filed herewith.

(c) Exhibit

99.1    Press Release, dated September 26, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTEGRATED DEVICE TECHNOLOGY, INC.

By:	/s/ Clyde R. Hosein
Clyde R. Hosein
Vice President and Chief Financial Officer
(duly authorized officer)

Date: September 26, 2005

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated September 26, 2005.